PGOF-P38 09/25

SUPPLEMENT DATED SEPTEMBER 22, 2025

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

OF EACH OF PUTNAM INTERNATIONAL EQUITY FUND AND

PUTNAM VT INTERNATIONAL EQUITY FUND

Effective September 22, 2025, the following changes are made to each fund’s Summary Prospectus and Prospectus:

1)

The following replaces Vivek Gandhi’s biography that appears in the sections titled “Fund summary – Your fund’s management – Portfolio manager” and “Your fund’s management – Portfolio Manager” in each fund’s Prospectus and Summary Prospectus, respectively:

Vivek Gandhi, CFA

Portfolio Manager of Putnam Management and portfolio manager of the fund since 2018.

2)	The following replaces Vivek Gandhi’s biography in the section titled “Who oversees and manages the fund? – Portfolio managers” in each fund’s Prospectus:

Vivek Gandhi, CFA Portfolio Manager of Putnam Management Mr. Gandhi has been a portfolio manager of the fund since 2018. He joined Putnam Management in September 2025 and previously served as portfolio manager of FTIML since 1999*.

*Effective November 1, 2024, Putnam Investments Limited, a sub-advisor to the fund prior to November 1, 2024, merged with and into FTIML. Mr. Gandhi and Mr. Morgan both served as portfolio managers of Putnam Investments Limited prior to the merger.

3)

The following replaces the paragraph regarding Putnam Management’s retention of Franklin Templeton Investment Management Limited as subadviser for each fund in the section titled “Who oversees and manages the fund? – The fund’s investment manager” in each fund’s Prospectus.

The Investment Manager has retained FTIML, Cannon Place, 78 Cannon Street, London, EC4N 6HL, England, to make investment decisions for such fund assets as may be designated from time to time by the Investment Manager. The Investment Manager (and not the fund) pays a monthly sub-management fee to FTIML for its services equal to 50% of the “net investment advisory fee” payable by the fund to the Investment Manager. For the purposes of this calculation, the net investment advisory fee is defined to equal: (i) 96% of an amount equal to the total investment management fees payable to the Investment Manager minus any fund fees and/or expenses waived or reimbursed by the Investment manager, minus (ii) any fees payable by the Investment Manager to the fund’s sub-administrator for administrative services. FTIML is an indirect subsidiary of Resources.

Shareholders should retain this Supplement for future reference.